Exhibit 99.1

ZeroFox Renews and Expands 8-Figure Contract with Critical U.S. Federal Agency

Extended partnership ensures essential threat intelligence and protection across the entire external attack surface

WASHINGTON, D.C. — October 24, 2023 — ZeroFox, a leading provider of external cybersecurity, is proud to announce its continued partnership with a strategic U.S. federal agency focused on cybersecurity. This renewal marks the 9th continuous year of ZeroFox supporting critical cyber threat intelligence activities. The partnership originated between the agency and LookingGlass Cyber Solutions, which ZeroFox acquired in April earlier this year.

This program supports thousands of users across more than 200 departments and agencies across federal, state, and local governments to provide cyber threat intelligence, attack surface Intelligence, and advanced security operations support. ZeroFox products are integrated into core operational systems, and are often the primary means of consuming Automated Indicator Sharing (AIS), required by all federal agencies.

“We’re proud to play a part in the federal government’s critical cybersecurity initiatives and support their mission to keep organizations safe with our threat intelligence and adversary disruption capabilities,” said James C. Foster, Chairman and CEO of ZeroFox. “This expansion further establishes ZeroFox as a trusted partner of federal agencies and demonstrates continued success in growing our large public sector and enterprise customer base.”

ZeroFox provides government organizations with critical visibility, deep intelligence, and automated protection necessary to identify and address threats outside the perimeter. Using a global data collection apparatus, artificial intelligence-based analysis, and automated remediation, ZeroFox products reduce risk, disrupt and dismantle attackers' infrastructure, and protect organizations against targeted nation-state-sponsored cyberattacks.

“The external attack surface for government agencies is ever-expanding with the proliferation of cloud- and internet-based applications, making it essential to have a complete picture of each agency’s digital risk,” said Dan Smith, Vice President of Federal at ZeroFox. “At ZeroFox, we strive to provide all of our federal customers with the intelligence they need to make informed decisions about how to best secure our nation and its people from external cyber threats. This renewal underscores that commitment – we’re proud to be a trusted partner of the federal government.”

Learn more about ZeroFox’s external cybersecurity services for the public sector here.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to our anticipated financial results for our third quarter of fiscal year 2024 and fiscal year 2024, growth opportunities in external cybersecurity and our progress to achieving profitability are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the LookingGlass acquisition; defects, errors, or vulnerabilities in the ZeroFox platform, the failure of the ZeroFox platform to block malware or prevent a security breach, misuse of the ZeroFox platform, or risks of product liability claims that would harm our reputation and adversely impact our business, operating results, and financial condition; if our enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; we have a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of inflation and geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; one U.S. government customer accounts for a substantial portion of our revenues; and we rely heavily on the services of our senior management team.

Additional information concerning these, and other risks, is described under the “Risk Factors” section of our final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933 on September 20, 2023, in connection with our Post-effective Amendment No. 1 to Form S-1 on Form S-3 Registration Statement and in other filings with the SEC. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Media Inquiries

Maisie Guzi, ZeroFox

press@zerofox.com

Investor Relations

Todd Weller, ZeroFox

investor@zerofox.com